• • • • • • • • • • • • • • • • • • • • • • • • •

• • • • • •

• •

▪ ▪

▪ ▪

▪ ▪ ▪

• •

0 50 100 150 # o f Lo an s Credit Score 0 20 40 60 80 100 120 140 160 # o f Lo an s Coupon Rate (%)

Non Owner Occupied, 2% Investor Loans, 24% Just Missed Prime, 39% Loans Made to Bank Statement Borrowers, 35%

FL, 20% CA, 35% TX, 8%GA, 5% Other, 32%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

Second Quarter 2023 Earnings Supplement

Important Notices

References herein to our "Company," "AOMR," "we," "us," or "our" refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries unless the context requires otherwise. Unless otherwise indicated, the term "Angel Oak" refers collectively to Angel Oak Capital Advisors, LLC ("Angel Oak Capital") and its affiliates, including Falcons I, LLC, our external manager (our "Manager"), Angel Oak Companies, LP ("Angel Oak Companies"), and the proprietary mortgage lending platform of affiliates, Angel Oak Mortgage Solutions LLC and Angel Oak Home Loans LLC (together, "Angel Oak Mortgage Lending"). References to "AOMT" refer to Angel Oak Mortgage Trust, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q2 2023 Highlights & Financial Results

Q2 Financial Results

Dividend	Declared dividend of $0.32 / common share payable on August 31, 2023
Q2 GAAP Net Income	($0.15) / common share
Q2 Distributable Earnings[1]	($0.16) / common share
Q2 Annualized Dividend Yield to GAAP Book Value	13.7%
Q2 GAAP / Economic Book Value[1]	GAAP BV: $9.34 / common share Economic BV: $13.16 / common share

KEY COMMENTARY

- Company resumed purchasing newly originated loans; weighted average coupon is **8.4%;** weighted average LTV of **72%**, and weighted average original FICO score of **754** as of the end of July
- Executed AOMT 2023-4, a $284.5MM scheduled principal balance securitization, releasing over $35MM of capital and reducing warehouse debt by over 45% versus Q1 2023
- Operating expenses[2] decreased ($2.8MM) vs Q2 2022 and ($6.2MM) in the first half of 2023 vs the first half of 2022
- Unrealized mark-to-market valuations on residential loans in securitization trusts and corresponding liability as well as the quarterly dividend drove decrease in GAAP Book Value; excluding them, GAAP Book value increased of $0.05
- Credit performance of the portfolio remains strong; weighted average delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios is currently **2.09%**
- Increased coupon on residential whole loan portfolio to 4.84% as of June 30, 2023; increased an additional **33bps** to **5.17%** as of today's date with loans purchased and locked for purchase since June 30, 2023

Emphasis shifts to growth after successful portfolio de-risking and repositioning

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Excludes Securitization Expense

Target Asset Composition

KEY COMMENTARY

Going forward, we expect the size of the portfolio to grow as we continue to cycle into newly originated, higher coupon loans

- We do not expect the Residential Whole Loan portfolio balance will grow above what we believe we can securitize in approximately two securitizations



Target Asset Composition1,2
($ millions)
2,704
491
1,078
1,104
3,214
923
983
1,279
3,220
1,069
1,063
1,069
2,869
1,055
1,027
771
2,123
534
1,029
544
2,026
471
1,242
297
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Residential Whole Loans
Residential Loans in Securitization Trust
RMBS & Investment in MOA

Q1 2023 to Q2 2023 Changes:

RMBS

- ($61MM) reduction in Whole Pool RMBS holdings at month-end

Residential Loans in Securitization Trust & Residential Whole Loans

- Movement of loans underlying AOMT 2023-4 from Residential Whole Loans to Loans in Securitization Trust is the key driver of change, offset by principal paydowns and loan valuations

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Investment in MOA, Commercial Loans, and CMBS
[2] The balance of Commercial Loans and CMBS represents the difference between displayed totals and the sum of Residential Loans, Residential Loans in Securitization Trust, and RMBS

GAAP Book Value

KEY COMMENTARY

- The total decline in GAAP Book Value from Q1 2023 to Q2 2023 is driven by the quarterly dividend payment and unrealized losses on loans in securitization trusts
  - Loans in securitization trust are the loans underlying securitizations for which the funding costs are fixed; fluctuations in the value of these loans due to interest rate changes do not affect expected returns
- Excluding these two items, GAAP Book Value grew by $0.05/share in Q2 2023.



$9.80
($0.32)
($0.19)
$0.05
$9.34
3/31/2023 BV
Q2 2023 Dividend
Q2 2023 Mark-to-Market Impact on Loans in Securitization Trust
Q2 2023 BV Growth 1
6/30/2023 BV

[1] Excludes the impact of quarterly dividend and the Q2 2023 Mark-to-Market impact on Loans in Securitization Trust

Economic Book Value

KEY COMMENTARY

- The total decline in Economic Book Value[1] from Q1 2023 to Q2 2023 is driven by the quarterly dividend
  - Economic Book Value reflects the impact of fair value changes for our legally held retained bonds associated with loans in securitization trusts
- Excluding the quarterly dividend, Economic Book Value grew by $0.09/share in Q2 2023.



$13.39
($0.32)
$0.09
$13.16
3/31/2023 EBV
Q2 2023 Dividend
Q2 2023 EBV Growth 1,2
6/30/2023 EBV

[1] See Appendix for definition and reconciliation to comparable GAAP metrics
[2] Excludes the impact of quarterly dividend

Recourse Debt to Equity Trend

KEY COMMENTARY

- As of today, our recourse debt to equity ratio is 1.2x. This reflects the maturity of US Treasury repurchase agreements on July 13, 2023.
- This represents a **65% reduction** compared to Q2 2022; Notes Payable has **decreased 79%** over the same timeframe
- Recourse Debt to Equity is likely to increase as we accelerate newly originated loan purchases, but we plan to remain under 2.5x going forward

Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)



1,300
1,100
900
700
500
300
100
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
3.0x
3.4x
3.4x
3.7x
2.9x
3.6x
2.5x
2.0x
1.2x
853
956
1,102
906
640
439
234
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

[1] Recourse debt excludes Non-Recourse Financing Obligations on Residential Loans in Securitization Trust

Q2 Distributable Earnings

	Three Months Ended	
	June 30, 2023	June 30, 2022
	(in thousands)	
Net income (loss) allocable to common stockholders	$ (3,688)	$ (52,148)
Adjustments:		
Net unrealized (gains) losses on derivatives	(12,179)	24,692
Net unrealized (gains) losses on trading securities	3,882	-
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	4,777	10,266
Net unrealized (gains) losses on residential loans	3,278	38,538
Net unrealized (gains) losses on commercial loans	(136)	489
Non-cash equity compensation expense	207	968
Distributable Earnings	$ (3,859)	$ 22,805

Key Drivers of Difference from Q2 2023 GAAP Net Income to Distributable Earnings (in thousands):

Unrealized Losses (Gains) on Residential Loans, Comm. Loans, Res. Loans in Sec. Trust, & Trading Securities	$ 11,800
Unrealized Losses (Gains) on Derivatives	(12,179)
Non-Cash Equity Compensation Expense	207
	$ (172)

Note: Please see Appendix for Company's definition of Distributable Earnings.

AOMR 2023-4 Securitization

2023-4 Securitization Details as of Deal Date

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value	Expected Yield
A1	$219,660,000	$219,660,000	3.70%	$198,523,436	
A2	$19,491,000	$19,491,000	3.70%	$17,199,759	
A3	$20,202,000	$20,202,000	3.70%	$17,595,186	
M1	$13,515,000			$9,571,516	10.0%
B1	$3,699,000			$2,435,719	11.0%
B2	$4,268,000			$2,676,719	12.0%
B3	$3,699,596			$2,210,982	13.0%
XS	$284,534,596			$1,304,989	15.0%
A-IO-S	$284,534,596			$2,654,651	12.0%
Total	**$284,534,596**	**$259,353,000**		**$254,172,959**	

Note: White portion denotes sold bonds, shaded portion denotes retained bonds

KEY COMMENTARY

- Securitization released approximately **$35MM of cash** and **reduced warehouse debt by over 45%** compared to the prior quarter
- AOMR contributed 606 loans with a scheduled unpaid principal balance of $284.5MM
  - Weighted average coupon of loans underlying portfolio of **4.5%**
  - Average credit score: **734;** Average Loan-to-Value (LTV): **71.3%**

Interest Income and Average Asset Balances

$000s	Q2 2023 Interest Income / Expense	Q2 2023 Average Balance	Q2 2022 Interest Income / Expense	Q2 2022 Average Balance
Interest Income				
Residential Loans	$ 6,493	$ 483,701	$ 13,444	$ 1,243,100
Residential Loans in Securitization Trust	12,325	1,074,924	11,469	1,018,247
Commercial Loans	277	9,511	345	20,387
RMBS and Majority-Owned Affiliate	3,228	181,464	4,191	400,403
CMBS	327	6,673	172	9,159
US Treasury Securities	478	58,830	8	-
Other Interest Income	635	39,145	73	409,562
Total Interest Income	**$ 23,763**		**$ 29,702**	
Interest Expense				
Notes Payable	$ 8,509	$ 385,602	$ 7,306	$ 1,079,482
Non-Recourse Securitization Obligation	7,518	1,053,686	5,679	981,633
Repurchase Facilities	1,284	101,730	286	92,598
Total Interest Expense	**$ 17,311**		**$ 13,271**	
Net Interest Margin	**$ 6,452**		**$ 16,431**	

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $296.5MM

Weighted Average Coupon: 4.84%

Weighted Average LTV at Origination: 69%

Weighted Average FICO Score at Loan Origination: 740

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 2.3%

Residential Loan Portfolio Credit Score Distribution



# of Loans
150
100
50
0
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Product



Non Owner Occupied, 2%
Loans Made to Bank Statement Borrowers, 35%
Investor Loans, 24%
Just Missed Prime, 39%

Residential Loan Geographic Diversification



Other, 22%
CA, 46%
GA, 4%
AZ, 4%
TX, 6%
FL, 19%

Residential Loan Portfolio Coupon Rate Distribution



# of Loans
160
140
120
100
80
60
40
20
0
<3
3-3.4999
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0 +
Coupon Rate (%)

As of June 30, 2023

No state in "Other" represents more than a 3% concentration in the underlying collateral

Key Portfolio Statistics: Residential Loans by Product Type Detail

Residential Loans by Product



Non Owner Occupied, 2%
Investor Loans, 24%
Just Missed Prime, 39%
Loans Made to Bank Statement Borrowers, 35%

Weighted Average Credit Score by Product



765
755
745
735
725
715
705
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
FD
ICF
BS

Weighted Average LTV by Product



78%
75%
72%
69%
66%
63%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
FD
ICF
BS

Weighted Average Coupon by Product



5.6%
5.4%
5.2%
5.0%
4.8%
4.6%
4.4%
4.2%
4.0%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
FD
ICF
BS

As of June 30, 2023
FD: Full Documentation
BS: Bank Statement Borrower
ICF: Investor Cash Flow

Key Portfolio Statistics: Loans in Securitization Trust

$000s	AOMT 2021-4	AOMT 2021-7	AOMT 2022-1	AOMT 2022-4	AOMT 2023-4	Total / Weighted Average
UPB of loans	$ 184,551	$ 288,056	$ 460,631	$ 173,435	$ 284,535	$ 1,391,208
Number of loans	420	752	1,037	389	606	3,204
Weighted Average Loan Coupon	4.99%	4.72%	4.41%	5.20%	4.52%	4.67%
Average Loan Amount	$ 439	$ 383	$ 444	$ 446	$ 470	$ 436
Weighted Average LTV at loan origination and deal date	69%	68%	68%	73%	71%	69%
Weighted Average Credit Score at loan origination and deal date	742	747	749	726	734	742
Current 3 month CPR[1]	7.2%	11.1%	5.0%	6.9%	0.0%	5.8%
90+ Delinquency (as a % of Current UPB)	0.5%	1.1%	0.5%	0.3%	0.0%	0.5%

Loans in Securitization Trust Geographic Diversification



FL, 20%
CA, 37%
TX, 6%
GA, 4%
Other, 33%

As of June 30, 2023
No state in "Other" represents more than a 3% concentration in the underlying collateral
[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year.

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) any RMBS purchased in the secondary market, and (3) Residential Loans in Securitization Trust.

Total Fair Value: $1,313.9MM

Weighted Average Coupon[1]: 5.2%

Weighted Average LTV[1]: 69.9%

90 Day Delinquency (as a % of UPB) [1]: 2.07%

Portfolio LTV Trend[1]



75%
74%
73%
72%
71%
70%
Jun 21
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23

90+ Day Delinquency Trend [1,2]



10%
8%
6%
4%
2%
0%
Jun 21
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23

Portfolio Geographic Diversification[1]



FL, 20%
Other, 32%
CA, 35%
GA, 5%
TX, 8%

As of June 30, 2023

No state in "Other" represents more than a 4% concentration of the underlying collateral

[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.

[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR is committed to generating attractive risk-adjusted returns and long-term capital appreciation to seek to drive attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
RETAIN PORTIONS OF SECURITIZATION
REINVEST

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure


Senior Bonds
(AAA, AA, A rating)
~85 - 90%
of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of
the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of
the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Income Statement (Unaudited)

	For the Three Months Ended June 30, 2023	For the Three Months Ended June 30, 2022
	(in thousands, except for share and per share data)	
INTEREST INCOME, NET		
Interest income	$ 23,763	$ 29,702
Interest expense	17,311	13,271
NET INTEREST INCOME	6,452	16,431
REALIZED AND UNREALIZED (LOSSES) GAINS, NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(4,169)	12,718
Net unrealized gain (loss) on trading securities, mortgage loans, debt at fair value option, and derivative contracts	379	(73,985)
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	(3,790)	(61,267)
EXPENSES		
Operating expenses	2,214	2,977
Operating expenses incurred with affiliate	607	838
Due diligence and transaction costs	21	519
Stock compensation	207	968
Securitization costs	1,027	-
Management fee incurred with affiliate	1,493	2,006
TOTAL OPERATING EXPENSES	5,569	7,308
INCOME (LOSS) BEFORE INCOME TAXES	(2,907)	(52,144)
Income tax expense (benefit)	781	-
NET INCOME (LOSS)	$ (3,688)	$ (52,144)
Preferred dividends	-	(4)
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ (3,688)	$ (52,148)
Other comprehensive income (loss)	(242)	11,235
TOTAL COMPREHENSIVE INCOME (LOSS)	$ (3,930)	$ (40,913)

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:	
	June 30, 2023	December 31, 2022
	(in thousands, except for share and per share data)	
ASSETS		
Residential mortgage loans - at fair value	$ 296,529	$ 770,982
Residential mortgage loans in securitization trusts - at fair value	1,241,994	1,027,442
Commercial mortgage loans - at fair value	9,589	9,458
RMBS - at fair value	459,972	1,055,338
CMBS - at fair value	6,853	6,111
U.S. Treasury securities - at fair value	299,581	-
Cash and cash equivalents	59,140	29,272
Restricted cash	9,577	10,589
Principal and interest receivable	9,836	17,497
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	3,294	14,756
Other assets	17,418	4,767
Total assets	$ 2,413,783	$ 2,946,212

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	June 30, 2023	December 31, 2022
	(in thousands, except for share and per share data)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 233,970	$ 639,870
Non-recourse securitization obligations, collateralized by residential loans in securitization trusts	1,211,441	1,003,485
Securities sold under agreements to repurchase	340,701	52,544
Due to broker	390,380	1,006,022
Accrued expenses	1,372	1,288
Accrued expenses payable to affiliate	1,055	2,006
Interest payable	705	2,551
Management fee payable to affiliate	1,483	1,967
Total liabilities	$ 2,181,107	$ 2,709,733
STOCKHOLDERS' EQUITY		
Common stock, $0.01 par value. As of June 30, 2023: 350,000,000 shares authorized, 24,924,886 shares issued and outstanding. As of December 31, 2022: 350,000,000 shares authorized, 24,925,357 shares issued and outstanding.	249	249
Additional paid-in capital	476,127	475,379
Accumulated other comprehensive loss	(6,565)	(21,127)
Retained deficit	(237,135)	(218,022)
Total stockholders' equity	$ 232,676	$ 236,479
Total liabilities and stockholders' equity	$ 2,413,783	$ 2,946,212

Appendix: GAAP Reconciliation of Distributable Earnings

	Three Months Ended	
	June 30, 2023	June 30, 2022
	(in thousands)	
Net income (loss) allocable to common stockholders	$ (3,688)	$ (52,148)
Adjustments:		
Net unrealized (gains) losses on derivatives	(12,179)	24,692
Net unrealized (gains) losses on trading securities	3,882	-
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	4,777	10,266
Net unrealized (gains) losses on residential loans	3,278	38,538
Net unrealized (gains) losses on commercial loans	(136)	489
Non-cash equity compensation expense	207	968
Distributable Earnings	$ (3,859)	$ 22,805

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	June 30, 2023		March 31, 2023		December 31, 2022
	in thousands, except for per share data				
GAAP total common stockholders' equity for book value per share of common stock	232,676		244,378		236,479
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	95,326		89,284		90,348
Stockholders' equity including economic book value adjustments	$ 328,002	$	333,662	$	326,827
Number of common shares outstanding at period end	24,924,886		24,925,357		24,925,357
GAAP Book value per common share	$ 9.34	$	9.80	$	9.49
Economic book value per common share	$ 13.16	$	13.39	$	13.11

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History (Unaudited)

(in thousands)	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23
Interest Income	12,143	15,587	22,792	60,555	27,109	29,702	30,148	28,585	115,544	23,740	23,763
Interest Expense	1,846	2,599	6,199	11,476	10,170	13,271	18,408	21,175	63,024	16,941	17,311
NET INTEREST INCOME	**10,297**	**12,988**	**16,593**	**49,079**	**16,939**	**16,431**	**11,740**	**7,410**	**52,520**	**6,799**	**6,452**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(10,224)	(7,144)	14,730	(4,926)	26,416	12,718	17,290	(65,141)	(8,717)	(10,843)	(4,169)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	4,813	6,821	(18,543)	(2,392)	(80,181)	(73,985)	(100,855)	53,268	(201,753)	10,190	379
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(5,411)**	**(323)**	**(3,813)**	**(7,318)**	**(53,765)**	**(61,267)**	**(83,565)**	**(11,873)**	**(210,470)**	**(653)**	**(3,790)**
Operating expenses	1,409	4,475	4,529	11,439	5,409	4,334	5,118	1,790	16,651	2,670	2,842
Stock compensation	-	-	1,715	1,715	871	968	3,340	574	5,753	541	207
Securitization costs	-	-	-	-	2,019	-	1,115	3	3,137	883	1,027
Management fee incurred with affiliate	1,250	1,846	1,879	5,894	1,873	2,006	1,951	1,969	7,799	1,522	1,493
EXPENSES	**2,659**	**6,321**	**8,123**	**19,048**	**10,172**	**7,308**	**11,524**	**4,336**	**33,340**	**5,616**	**5,569**
INCOME (LOSS) BEFORE TAXES	**2,227**	**6,344**	**4,657**	**22,713**	**(46,998)**	**(52,144)**	**(83,349)**	**(8,799)**	**(191,290)**	**530**	**(2,907)**
Income tax expense (benefit)	-	-	1,600	1,600	(3,457)	-	-	-	(3,457)	-	781
NET INCOME (LOSS)	**2,227**	**6,344**	**3,057**	**21,113**	**(43,541)**	**(52,144)**	**(83,349)**	**(8,799)**	**(187,833)**	**530**	**(3,688)**
Preferred dividends	(4)	(4)	(4)	(15)	(4)	(4)	(4)	(2)	(14)	-	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**2,223**	**6,340**	**3,053**	**21,098**	**(43,545)**	**(52,148)**	**(83,353)**	**(8,801)**	**(187,847)**	**530**	**(3,688)**
Other comprehensive income (loss)	3,085	1,818	(1,394)	4,039	(12,987)	11,235	(10,227)	(12,148)	(24,127)	14,804	(242)
TOTAL COMPREHENSIVE INCOME (LOSS)	**5,308**	**8,158**	**1,659**	**25,137**	**(56,532)**	**(40,913)**	**(93,580)**	**(20,949)**	**(211,974)**	**15,334**	**(3,930)**

Balance Sheet History (Unaudited)

(in thousands)	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23
Assets:											
Residential Mortgage Loans - at fair value	529,329	723,139	1,061,912	1,061,912	1,103,773	1,279,341	1,069,476	770,982	770,982	544,436	296,529
Residential mortgage loans in securitization trusts - at fair value	-	319,812	667,365	667,365	1,077,967	982,579	1,062,585	1,027,442	1,027,442	1,028,768	1,241,994
Commercial mortgage loans - at fair value	6,464	7,936	18,664	18,664	20,704	20,196	9,554	9,458	9,458	9,460	9,589
RMBS - at fair value	723,368	621,670	485,634	485,634	491,287	922,859	1,068,672	1,055,338	1,055,338	522,887	459,972
CMBS - at fair value	11,943	11,349	10,756	10,756	10,055	8,982	8,857	6,111	6,111	6,480	6,853
U.S. Treasury Securities - at fair value	274,992	80,000	249,999	249,999	349,992	-	-	-	-	399,632	299,581
Cash and cash equivalents	28,893	49,177	40,801	40,801	90,445	16,100	20,549	29,272	29,272	36,772	59,140
Restricted cash	4,135	3,093	11,508	11,508	5,448	5,776	8,955	10,589	10,589	20,845	9,577
Principal and interest receivable	18,445	12,313	25,984	25,984	28,012	43,030	44,272	17,497	17,497	13,645	9,836
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	-	-	2,428	2,428	17,027	594	8,534	14,756	14,756	-	3,294
Other assets	2,990	7,113	2,878	2,878	3,491	5,189	4,308	4,767	4,767	16,244	17,418
Total Assets	1,600,559	1,835,602	2,577,929	2,577,929	3,198,201	3,284,646	3,305,762	2,946,212	2,946,212	2,599,169	2,413,783
Liabilities:											
Notes payable	315,079	550,752	853,408	853,408	956,165	1,102,101	906,321	639,870	639,870	439,252	233,970
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	-	290,529	616,557	616,557	1,031,200	949,442	1,048,953	1,003,485	1,003,485	1,012,704	1,211,441
Securities sold under agreements to repurchase	787,176	489,287	609,251	609,251	477,422	128,365	67,454	52,544	52,544	442,214	340,701
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	-	728	728	-	8,258	-	-	-	447,568	390,380
Due to broker	-	-	-	-	298,654	720,405	1,005,231	1,006,022	1,006,022	8,417	-
Collateral due to counterparties	-	-			8,024	-	-	-	-	-	
Accrued expenses	581	770	442	442	530	2,584	3,328	1,288	1,288	652	1,372
Accrued expenses payable to affiliate	574	749	1,425	1,425	1,204	1,539	3,060	2,006	2,006	1,184	1,055
Interest payable	368	608	1,283	1,283	1,709	2,663	4,452	2,551	2,551	1,281	705
Income taxes payable	-	-	1,600	1,600	-	-	-	-	-	-	-
Management fee payable to affiliate	-	1,845	1,845	1,845	1,857	2,005	2,006	1,967	1,967	1,519	1,483
Total Liabilities	1,103,778	1,334,540	2,086,539	2,086,539	2,776,765	2,917,362	3,040,805	2,709,733	2,709,733	2,354,791	2,181,107
Equity:											
Preferred stock	101	101	101	101	101	101	101	-	-	-	-
Common stock	255	254	252	252	252	249	249	249	249	249	249
Additional paid in capital	479,542	478,723	476,510	476,510	463,088	472,356	474,830	475,379	475,379	475,920	476,127
Accumulated other comprehensive income (loss)	2,576	4,394	3,000	3,000	(9,987)	1,248	(8,979)	(21,127)	(21,127)	(6,323)	(6,565)
Retained (deficit) earnings	14,307	17,590	11,527	11,527	(32,018)	(106,670)	(201,244)	(218,022)	(218,022)	(225,468)	(237,135)
Total Stockholders Equity	496,781	501,062	491,390	491,390	421,436	367,284	264,957	236,479	236,479	244,378	232,676
Total Liabilities and Equity	1,600,559	1,835,602	2,577,929	2,577,929	3,198,201	3,284,646	3,305,762	2,946,212	2,946,212	2,599,169	2,413,783